EXHIBIT 10

                                ESCROW AGREEMENT

THIS ESCROW AGREEMENT (THE "ESCROW AGREEMENT") IS ENTERED INTO BY AND BETWEEN FEDERAL MORTGAGE MANAGEMENT II, INC. (THE "COMPANY"), SOUTHTRUST ASSET MANAGEMENT COMPANY OF FLORIDA (THE "ESCROW AGENT") AND EXECUTIVE WEALTH MANAGEMENT SERVICES, INC. (THE "PLACEMENT AGENT").

                                   BACKGROUND

THE COMPANY INTENDS TO OFFER FOR PUBLIC SALE PROMISSORY NOTES (IN SERIES 1996A-I, II AND III HAVING VARYING MATURITIES RANGING FROM 48 TO 72 MONTHS IN AGGREGATE PRINCIPAL AMOUNT OF $5 MILLION (THE "NOTES"). SUCH NOTES WILL BE PUBLICLY OFFERED IN FLORIDA AND SUCH OTHER STATES IN WHICH THE NOTES HAVE BEEN QUALIFIED FOR SALE THROUGH THE BEST EFFORTS OF THE PLACEMENT AGENT (THE "OFFERING"). THE TERMS OF THE NOTE OFFERING BY THE COMPANY PROVIDE THAT THE COMPANY MUST SELL A MINIMUM PRINCIPAL AMOUNT OF NOTES OF $1,500,000 ON OR BEFORE THE TERMINATION OF THE INITIAL OFFERING PERIOD, WHICH INITIAL OFFERING PERIOD SHALL CONCLUDE ON A DATE WHICH IS 90 DAYS FROM THE DATE THAT THE NOTE OFFERING COMMENCES, WHICH DATE OF OFFERING CONCLUSION IS ANTICIPATED TO BE ______, 1997 (THE "OFFERING PERIOD"), UNLESS EXTENDED. THE TERMS OF THE NOTE OFFERING FURTHER PROVIDE THAT UPON THE SALE OF THE MINIMUM PRINCIPAL AMOUNT OF NOTES ($1,500,000), THE COMPANY MAY CONTINUE TO SELL ADDITIONAL NOTESS OF THE SERIES UNTIL AN AGGREGATE OF $5 MILLION IN PRINCIPAL AMOUNT OF NOTES HAS BEEN SOLD. THE COMPANY AND THE PLACEMENT AGENT DESIRE TO ESTABLISH ESCROW ARRANGEMENTS WHEREBY THE PROCEEDS REALIZED FROM THE SALE OF THE INITIAL $1,500,000 PRINCIPAL AMOUNT OF NOTES (OF ANY CATEGORY OF THE SERIES) WILL BE DEPOSITED IN AN ESCROW ACCOUNT PENDING THE SUCCESSFUL ATTAINMENT AND TIMELY SALE OF SUCH MINIMUM PRINCIPAL AMOUNT OF NOTES ($1,500,000). THE COMPANY AND THE PLACEMENT AGENT, BY MEANS OF THIS AGREEMENT, DESIRE TO APPOINT THE ESCROW AGENT AS THE ESCROW AGENT WITH RESPECT TO THE ACCUMULATION, INVESTMENT AND REINVESTMENT OF THE PROCEEDS REALIZED FROM THE SALE OF THE INITIAL $1,500,000 PRINCIPAL AMOUNT OF NOTES, WHICH PROCEEDS ARE TO BE DEPOSITED IN ESCROW HEREUNDER (THE "ESCROWED PROCEEDS").

                                   AGREEMENT

1. ESTABLISHMENT OF ESCROW ACCOUNT. ON OR PRIOR TO THE DATE OF THE COMMENCEMENT OF THE OFFERING, THE PARTIES SHALL ESTABLISH AN ESCROW ACCOUNT WITH THE ESCROW AGENT, WHICH ESCROW ACCOUNT SHALL BE ENTITLED FEDERAL MORTGAGE MANAGEMENT II, INC. - ESCROW ACCOUNT (THE "ESCROW ACCOUNT"). THE PLACEMENT AGENT WILL INSTRUCT SUBSCRIBERS TO MAKE CHECKS FOR SUBSCRIPTIONS PAYABLE TO THE ORDER OF THE ESCROW AGENT DURING THE PERIOD OF THE ESCROW. ANY CHECKS RECEIVED THAT ARE MADE PAYABLE TO A PARTY OTHER THAN THE ESCROW AGENT SHALL BE RETURNED TO THE PLACEMENT AGENT.

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2.  ESCROW PERIOD. THE ESCROW PERIOD SHALL BEGIN WITH THE COMMENCEMENT OF THE
OFFERING PERIOD AND SHALL TERMINATE UPON THE EARLIER TO OCCUR OF THE FOLLOWING
DATES:

    (A) THE DATE UPON WHICH THE ESCROW AGENT CONFIRMS THAT IT HAS RECEIVED IN THE ESCROW ACCOUNT ESCROWED PROCEEDS OF $1,500,000 IN DEPOSITED FUNDS (THE "MINIMUM REQUIREMENT"); OR

    (B) MIDNIGHT,_______________________- (UNLESS EXTENDED AS PERMITTED IN THE OFFERING DOCUMENT FOR AN ADDITIONAL 90 DAYS AT THE SOLE OPTION OF THE COMPANY WITH A COPY OF SUCH EXTENSION TO THE ESCROW AGENT); OR

    (C) THE DATE UPON WHICH A DETERMINATION IS MADE BY THE COMPANY TO TERMINATE THE NOTE OFFERING PRIOR TO ATTAINMENT OF THE MINIMUM REQUIREMENT.

DURING THE ESCROW PERIOD, THE COMPANY AND THE PLACEMENT AGENT ARE AWARE AND UNDERSTAND THAT THEY ARE NOT ENTITLED TO ANY FUNDS RECEIVED INTO ESCROW AND NO AMOUNTS DEPOSITED IN THE ESCROW ACCOUNT SHALL BECOME THE PROPERTY OF THE COMPANY OR ANY OTHER ENTITY, OR BE SUBJECT TO THE DEBTS OF THE COMPANY OR ANY OTHER ENTITY.

3. DEPOSITS INTO THE ESCROW ACCOUNT. THE PLACEMENT AGENT AGREES THAT IT SHALL PROMPTLY DELIVER ALL MONIES RECEIVED FROM SUBSCRIBERS FOR THE PAYMENT OF THE INITIAL $1,500,000 PRINCIPAL AMOUNT OF NOTES FOR DEPOSIT IN THE ESCROW ACCOUNT TOGETHER WITH A SUBSCRIPTION AGREEMENT FOR EACH SALE, WHICH SUBSCRIPTION AGREEMENT SHALL SET FORTH, AMONG OTHER THINGS, THE SUBSCRIBER'S NAME AND ADDRESS, THE PRINCIPAL AMOUNT OF NOTES PURCHASED, THE AMOUNT PAID THEREFOR, A COMPLETED FORM W-9 (WHEN AND IF REQUIRED) AND WHETHER THE CONSIDERATION RECEIVED WAS IN THE FORM OF A CHECK, DRAFT, OR MONEY ORDER. ALL MONIES SO DEPOSITED IN THE ESCROW ACCOUNT ARE HEREIN REFERRED TO AS THE ESCROWED PROCEEDS.

4. DISBURSEMENTS FROM THE ESCROW ACCOUNT. IN THE EVENT THE ESCROW AGENT DOES NOT RECEIVE THE MINIMUM REQUIREMENT OF $1,500,000 PRIOR TO THE TERMINATION OF THE OFFERING, THE ESCROW AGENT SHALL REFUND TO EACH SUBSCRIBER THE AMOUNT RECEIVED FROM THE SUBSCRIBER, WITHOUT DEDUCTION, PENALTY, OR EXPENSE TO THE SUBSCRI BER, AND THE ESCROW AGENT SHAL1 NOTI FY THE COMPANY AND THE PLACEMENT AGENT OF ITS DISTRIBUTION OF THE FUNDS. THE ESCROWED PROCEEDS RETURNED TO EACH SUBSCRIBER SHALL BE FREE AND CLEAR OF ANY AND ALL CLAIMS OF THE COMPANY OR ANY OF ITS CREDITORS, AND SHALL INCLUDE INTEREST AS HEREIN PROVIDED.

    IN THE EVENT THE ESCROW AGENT DOES RECEIVE THE PROCEEDS REPRESENTING THE MINIMUM REQUIREMENT OR MORE PRIOR TO TERMINATION OF THE ESCROW PERIOD, THE ESCROWED PROCEEDS, TOGETHER WITH ANY INTEREST EARNED THEREON, SHALL BE RELEASED TO THE "TRUSTEE", MICHAEL HRIC, P.A. UNDER THAT CERTAIN INDENTURE AND CUSTODY AGREEMENT DATED _____ BETWEEN THE COMPANY AND THE TRUSTEE; PROVIDED, HOWEVER, THAT IN NO EVENT WILL THE ESCROWED PROCEEDS BE RELEASED TO THE TRUSTEE UNTIL SUCH AMOUNT IS RECEIVED BY THE ESCROW AGENT IN COLLECTED FUNDS. FOR PURPOSES OF THIS AGREEMENT, THE TERM "COLLECTED FUNDS" SHALL MEAN ALL FUNDS RECEIVED BY THE ESCROW AGENT WHICH HAVE CLEARED NORMAL BANKING CHANNELS AND ARE IN THE FORM OF CASH.

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5.  COLLECTION PROCEDURE. THE ESCROW AGENT IS HEREBY AUTHORIZED TO FORWARD EACH
CHECK FOR COLLECTION AND, UPON COLLECTION OF THE PROCEEDS OF EACH CHECK, DEPOSIT THE COLLECTED PROCEEDS IN THE ESCROW ACCOUNT. AS AN ALTERNATIVE, THE ESCROW AGENT MAY TELEPHONE THE BANK ON WHICH THE CHECK IS DRAWN TO CONFIRM THAT THE CHECK HAS BEEN PAID.

    ANY CHECK RETURNED UNPAID TO THE ESCROW AGENT SHALL BE RETURNED TO THE PLACEMENT AGENT. IN SUCH CASES, THE ESCROW AGENT WILL PROMPTLY NOTIFY THE COMPANY OF SUCH RETURN.

    IF THE COMPANY REJECTS ANY SUBSCRIPTION FOR WHICH THE ESCROW AGENT HAS ALREADY COLLECTED FUNDS, THE ESCROW AGENT SHALL PROMPTLY ISSUE A REFUND CHECK TO THE REJECTED SUBSCRIBER. IF THE COMPANY REJECTS ANY SUBSCRIPTION FOR WHICH THE ESCROW AGENT HAS NOT YET COLLECTED FUNDS BUT HAS SUBMITTED THE SUBSCRIBER'S CHECK FOR COLLECTION, THE ESCROW AGENT SHALL PROMPTLY ISSUE A CHECK IN THE AMOUNT OF THE SUBSCRIBER'S CHECK TO THE REJECTED SUBSCRIBER AFTER THE ESCROW AGENT HAS CLEARED SUCH FUNDS. IF THE ESCROW AGENT HAS NOT YET SUBMITTED A REJECTED SUBSCRIBER'S CHECK FOR COLLECTION, THE ESCROW AGENT SHALL PROMPTLY REMIT THE SUBSCRIBER'S CHECK DIRECTLY TO THE SUBSCRIBER.

6. INVESTMENT OF ESCROW AMOUNT. THE ESCROW AGENT SHALL INVEST THE ESCROWED PROCEEDS ONLY IN SUCH ACCOUNTS OR INVESTMENTS OFFERED BY THE ESCROW AGENT AS THE COMPANY MAY SPECIFY BY WRITTEN NOTICE. THE COMPANY MAY ONLY SPECIFY INVESTMENT IN (1) BANK ACCOUNTS, (2) BANK MONEY-MARKET ACCOUNTS, (3) SHORT-TERM CERTIFICATES OF DEPOSIT ISSUED BY A BANK, OR (4) SHORT-TERM SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT.

7. INTEREST EARNED ON ESCROW ACCOUNT. IN THE EVENT THAT THE ESCROW AGENT EFFECTS A RETURN OF THE NOTE SUBSCRIPTION PROCEEDS TO NOTE SUBSCRIBERS AS DESCRIBED IN SECTION 4 HEREOF, THE ESCROW AGENT SHALL, WITH RESPECT TO INTEREST EARNED AS A RESULT OF THE INVESTMENT OF THE ESCROWED PROCEEDS, IF ANY IS EARNED, PAY SUCH INTEREST TO THE NOTE SUBSCRIBERS, TAKING INTO ACCOUNT THE AMOUNT OF THE NOTE SUBSCRIPTION PROCEEDS DELIVERED WITH RESPECT TO EACH SUBSCRIBER AND THE PERIOD OF TIME THAT SUCH NOTE SUBSCRIPTION PROCEEDS WERE INVESTED BY THE ESCROW AGENT. IN EFFECTING SUCH INTEREST CALCULATION, THE ESCROW AGENT MAY EXCLUSIVELY RELY ON THE COMPUTATIONS EFFECTED BY THE COMPANY AND PROVIDED TO THE ESCROW AGENT. IN THE EVENT THAT THE NOTE SUBSCRIPTION PROCEEDS ARE DELIVERED TO THE TRUSTEE AS A RESULT OF THE SUCCESSFUL ATTAINMENT OF THE MINIMUM REQUIREMENT, THE ESCROW AGENT SHALL DIRECT SUCH INTEREST EARNED ON THE ESCROWED PROCEEDS TO THE TRUSTEE. IN ALL EVENTS, THE COMPANY SHALL BE RESPONSIBLE FOR THE FEES OF THE ESCROW AGENT.

8. COMPUTATIONS. ALL DETERMINATIONS OF SUMS PAYABLE TO NOTE SUBSCRIBERS, WITH RESPECT TO THE BALANCE OF SUBSCRIPTION PROCEEDS TO BE RETURNED TO SUBSCRIBERS, SHALL BE MADE BY THE COMPANY AND DELIVERED TO THE ESCROW AGENT IN THE FORM OF A CERTIFICATE FROM THE COMPANY AND THE ESCROW AGENT MAY EXCLUSIVELY RELY ON SUCH CERTIFICATE. ALL DISTRIBUTIONS OF INTEREST TO NOTE SUBSCRIBERS, IF ANY ARE MADE, SHALL BE EFFECTED BY THE COMPANY.

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9.  NO IMPLIED DUTIES OF ESCROW AGENT. THE ESCROW AGENT UNDERTAKES TO PERFORM
ONLY SUCH DUTIES AS ARE EXPRESSLY SET FORTH IN THIS ESCROW AGREEMENT AND NO DUTIES OR OBLIGATIONS OF THE ESCROW AGENT SHALL BE IMPLIED IN THIS ESCROW AGREEMENT, OR OTHERWISE.

10. RELIANCE OF ESCROW AGENT ON DOCUMENTS. THE ESCROW AGENT MAY ACT IN RELIANCE UPON ANY WRITING OR INSTRUMENT OR SIGNATURE WHICH IT, IN GOOD FAITH, BELIEVES TO BE GENUINE; MAY ASSUME THE VALIDITY AND ACCURACY OF ANY STATEMENT OR ASSERTION CONTAINED IN SUCH A WRITING OR INSTRUMENT; AND MAY ASSUME THAT ANY PERSON PURPORTING TO GIVE ANY WRITING, NOTICE, ADVICE, OR INSTRUCTIONS IN CONNECTION WITH THE PROVISIONS OF THIS ESCROW AGREEMENT HAS BEEN DULY AUTHORIZED TO DO SO. THE ESCROW AGENT SHALL NOT BE LIABLE IN ANY MANNER FOR THE SUFFICIENCY OR CORRECTNESS AS TO FORM, EXECUTION, OR VALIDITY OF ANY INSTRUMENT OR COPY OF ANY INSTRUMENT DEPOSITED IN ESCROW, NOR AS TO THE IDENTITY, AUTHORITY, OR RIGHT OF ANY PERSON WHO EXECUTED THE SAME; AND ITS DUTIES SHALL BE LIMITED TO THOSE PROVIDED IN THIS ESCROW AGREEMENT.

11. INDEMNIFICATION OF ESCROW AGENT. UNLESS THE ESCROW AGENT DISCHARGES ANY OF ITS DUTIES UNDER THIS ESCROW AGREEMENT IN A GROSSLY NEGLIGENT MANNER OR IS GUILTY OF WILLFUL MISCONDUCT WITH REGARD TO ITS DUTIES UNDER THIS ESCROW AGREEMENT, THE COMPANY SHALL INDEMNIFY THE ESCROW AGENT AND HOLD THE ESCROW AGENT HARMLESS FROM ANY AND ALL CLAIMS, LIABILITIES, LOSSES, ACTIONS, SUITS, OR PROCEEDINGS, OR OTHER EXPENSES, FEES, OR CHARGES OF ANY CHARACTER OR NATURE, WHICH IT MAY INCUR OR WITH WHICH IT MAY BE THREATENED BY REASON OF ITS ACTING AS ESCROW AGENT UNDER THIS ESCROW AGREEMENT; AND SHALL INDEMNIFY THE ESCROW AGENT AGAINST ANY AND ALL EXPENSES INCLUDING REASONABLE ATTORNEYS' FEES AND THE COST OF DEFENDING ANY ACTION, SUIT, OR PROCEEDING OR RESISTING ANY CLAIM IN SUCH CAPACITY.

12. DISCRETION OF ESCROW AGENT TO FILE AN INTERGLEADER ACTION-OR OTHER SUIT. IF THE PARTIES, INCLUDING ANY SUBSCRIBER, SHALL BE IN DISAGREEMENT ABOUT THE INTERPRETATION OF THIS ESCROW AGREEMENT, OR ABOUT THEIR RESPECTIVE RIGHTS AND OBLIGATIONS, OR THE PROPRIETY OF ANY ACTION CONTEMPLATED BY THE ESCROW AGENT UNDER THIS ESCROW AGREEMENT, THE ESCROW AGENT MAY, BUT SHALL NOT BE REQUIRED TO, FILE AN ACTION IN INTERPLEADER OR OTHER SUIT TO RESOLVE SUCH DISAGREEMENT. THE ESCROW AGENT SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL COSTS AND REASONABLE ATTORNEYS' FEES IN ITS CAPACITY AS ESCROW AGENT IN CONNECTION WITH ANY SUCH INTERPLEADER ACTION OR OTHER SUIT AND SHALL BE FULLY PROTECTED IN SUSPENDING ALL OR PART OF ITS ACTIVITIES UNDER THIS AGREEMENT UNTIL A JUDGMENT IN THE INTERPLEADER ACTION OR OTHER SUIT IS ENTERED AND BECOMES FINAL.

13. CONSULTATION WITH COUNSEL . THE ESCROW AGENT MAY CONSULT WITH COUNSEL OF ITS OWN CHOICE AND SHALL HAVE FULL AND COMPLETE AUTHORIZATION AND PROTECTION IN ACCORDANCE WITH THE OPINION OF SUCH COUNSEL.

14. RESIGNATION OF ESCROW AGENT. THE ESCROW AGENT MAY RESIGN BY NOTICE TO THE COMPANY GIVEN AT LEAST 30 DAYS PRIOR TO THE EFFECTIVE DATE OF RESIGNATION. IF A SUCCESSOR ESCROW AGENT IS NOT APPOINTED BY THE COMPANY WITHIN THE 30-DAY OR GREATER PERIOD, THE ESCROW AGENT MAY PETITION A COURT OF COMPETENT JURISDICTION TO NAME A SUCCESSOR.

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15. NOTICES. ALL NOTICES OR OTHER COMMUNICATION TO THE COMPANY, THE PLACEMENT
AGENT OR THE ESCROW AGENT SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN PROPERLY GIVEN IF TRANSMITTED BY REGISTERED OR CERTIFIED MAIL OR HAND DELIVERY. ALL NOTICES AND COMMUNICATION SHALL BE EFFECTIVE UPON RECEIPTS NOTICES SHALL BE ADDRESSED AS FOLLOWS:

ESCROW AGENT:

     SOUTHTRUST ASSET MANAGEMENT COMPANY OF FLORIDA
     1800 SECOND STREET, SUITE 770
     SARASOTA, FLORIDA 34236
     ATTN: CRAIG MORRISON, VICE PRESIDENT

THE COMPANY:

     FEDERAL MORTGAGE MANAGEMENT II, INC.
     1800 SECOND STREET, SUITE 780
     SARASOTA, FL 34236
     ATTN: GUY S. DELLA PENNA, PRESIDENT

THE PLACEMENT AGENT:

     EXECUTIVE WEALTH MANAGEMENT SERVICES, INC.
     1800 SECOND STREET, SUITE 780
     SARASOTA, FL 34236
     ATTN: GUY S. DELLA PENNA, PRESIDENT

16. COMPENSATION OF THE ESCROW AGENT. THE ESCROW AGENT SHALL BE COMPENSATED BY THE COMPANY FOR ITS SERVICES UNDER THIS ESCROW AGREEMENT IN ACCORDANCE WITH THE FEES SCHEDULED ON ANNEX I HERETO.

17. ENTIRE AGREEMENT. THIS ESCROW AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE MODIFIED OR AMENDED IN ANY MANNER OTHER THAN BY WRITTEN AGREEMENTS EXECUTED BY THE PARTIES.

18. GOVERNING LAW. THIS ESCROW AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCLUDING THE LAWS OF THE STATE OF FLORIDA RELATING TO CONFLICT OF LAWS OF DIFFERENT JURISDICTIONS.

19. SEVERABILITY. IN CASE ANY ONE OR MORE PROVISIONS OF THIS ESCROW AGREEMENT SHALL BE INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, THE VALIDITY OF THE REMAINING PROVISIONS SHALL BE IN NO WAY AFFECTED.

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20. CAPTIONS. CAPTIONS ARE USED ONLY FOR CONVENIENCE OF REFERENCE AND HAVE NO
OTHER SIGNIFICANCE OR EFFECT.

EXECUTED AS OF THE _________  DAY OF________________, 1996.

                           FEDERAL MORTGAGE MANAGEMENT II, INC.

                           BY __________________________
                              GUY S. DELLA PENNA, PRESIDENT

                    SOUTHTRUST ASSET MANAGEMENT COMPANY OF FLORIDA

                           BY______________________________
                             CRAIG MORRISON, VICE PRESIDENT

                      EXECUTIVE WEALTH MANAGEMENT SERVICES, INC.

                           BY______________________________
                             GUY S. DELLA PENNA, PRESIDENT

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                                     ANNEX I

                      TO ESCROW AGREEMENT EXISTING BETWEEN
                    FEDERAL MORTGAGE MANAGEMENT II, INC. (THE
                 "COMPANY"), SOUTHTRUST ASSET MANAGEMENT COMPANY
                       OF FLORIDA (THE "ESCROW AGENT") AND
                 EXECUTIVE WEALTH MANAGEMENT SERVICES, INC. (THE
                               "PLACEMENT AGENT")

AS INDICATED IN THE ABOVE TITLE, A CERTAIN ESCROW AGREEMENT EXISTS BETWEEN THE COMPANY, THE PLACEMENT AGENT AND THE ESCROW AGENT. THE PURPOSE OF THIS ANNEX I IS TO SET FORTH THE INITIAL, RENEWAL AND CERTAIN FEES WHICH WILL BE CHARGED BY THE ESCROW AGENT FOR ITS SERVICES UNDER THE ESCROW AGREEMENT.

BASE FEE                                                     $2,500

PER CHECK CHARGE FOR DISBURSEMENTS                               40

RENEWAL CHARGE                                                1,000

THE ESCROW AGENT WILL NOT BE RESPONSIBLE FOR THE PREPARATION OF INTERNAL REVENUE SERVICE FORMS 1099.